SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:            October 16, 2002



                             HEALTHSOUTH Corporation
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    1-10315                     63-0860407
       --------------               -----------                ---------------
       State or Other               (Commission               (I.R.S. Employer
Jurisdiction of Incorporation       File Number)             Identification No.)
       or Organization)


             One HEALTHSOUTH Parkway
               Birmingham, Alabama                                35243
           ---------------------------                          ---------
              (Address of Principal                            (Zip Code)
               Executive Offices)


   Registrant's Telephone Number,
         Including Area Code:                                (205) 967-7116

Item 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE


         On October 16, 2002, HEALTHSOUTH Corporation issued the following press release, announcing the suspension of our previously-announced plan for the separation of our surgery center operations into a new public company:


--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE
                                                                OCTOBER 16, 2002

                HEALTHSOUTH SUSPENDS SURGERY DIVISION TRANSACTION

BIRMINGHAM, Alabama -- HEALTHSOUTH Corporation (NYSE: HRC) announced that it has suspended its previously-announced plan to effect a tax-free separation of its surgery center division into a new publicly traded company, which was given preliminary approval by the Board of Directors on August 27. HEALTHSOUTH's surgery center division constitutes the largest affiliated network of surgery centers in the United States.

"Based on comments we have received from some of our investors and lenders and conditions in the debt and equity markets, we have determined that it does not make economic sense at this time to proceed with a separation transaction," said Richard M. Scrushy, HEALTHSOUTH's Chairman of the Board. "Our surgery center business is strong, and there is no reason for us to move forward with any transaction at a time when we do not believe it is prudent to do so."

"We believe the enhanced focus we have brought to our surgery center operations during this process will help us improve those operations while they continue as part of our national network," said William T. Owens, President and Chief Executive Officer of HEALTHSOUTH. "While we are suspending plans for a tax-free separation at this time, we retain the flexibility to resume the transaction if capital market conditions become more favorable and to consider other strategic alternatives for the surgery center business if and when that is in the best interests of our stockholders and other constituencies. Right now, we are committed to running the largest and best group of surgery centers in the United States."

As previously announced, HEALTHSOUTH is also continuing to evaluate the sale of non-core assets and business operations. Any transaction will be contingent upon the receipt of necessary governmental and third-party approvals and the satisfaction of customary conditions, which will vary depending upon the form of the transaction. Any transaction is also subject to final approval by HEALTHSOUTH's Board of Directors.

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with approximately 1,900 locations in all 50 states, the United Kingdom, Australia, Puerto Rico and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to estimated and projected revenues, earnings, margins, costs, expenditures, cash flows, growth rates and financial results, as well as to the consummation of the transactions described herein, are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward- looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.



                                      #####

                         For more information, contact:

                 Investor Relations: Jason Brown, (205) 970-4873
               Media: HEALTHSOUTH Public Relations, (205) 969-7584


--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2002


                                                  HEALTHSOUTH Corporation


                                                  By /s/  WILLIAM W. HORTON
                                                    -----------------------
                                                        William W. Horton
                                                        Executive Vice President
                                                        and Corporate Counsel